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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2007



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-16383               95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          700 Milam Street
              Suite 800
            Houston, Texas                                          77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On November 6, 2007, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the third quarter ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

     The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number         Description
------         -----------

99.1           Press Release, dated November 6, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHENIERE ENERGY, INC.


     Date: November 7, 2007                     By:    /s/ Don A. Turkleson
                                                       -------------------------
                                                Name:  Don A. Turkleson
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

         EXHIBIT INDEX



         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release, dated November 6, 2007.